UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    of the SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest reported): March 23, 2004
                                                       ______________


                           New Pacific Ventures, Inc.
              ____________________________________________________
             (Exact name of registrant as specified in its charter)


      Colorado                            0-50190               47-0877018
____________________________           ____________         ________________
(State or other jurisdiction           (Commission          (IRS Employer
   of incorporation)                   File Number)         Identification No.)


Suite 603-1500 Olstler Court North, Vancouver, B.C., Canada      V7G-2S2
___________________________________________________________    ____________
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code  (604) 762-5652
                                                    _______________


                                     None
         _____________________________________________________________
         (Former name or former address, if changed since last report)

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On February 5, 2004, New Pacific Ventures, Inc., (the "Company") dismissed Andersen, Andersen & Strong, LC, from it position as its independent accountants. The Company's board of directors participated in and approved the decision to change independent accountants.

The audit report of Andersen, Andersen & Strong, LC, on January 16, 2003, for the year ended October 31, 2002, contained a modification expressing substantial doubt as to Company's ability to continue as a going concern. The audit report contained no other adverse opinion, disclaimer of opinion or modification as to uncertainty, audit scope or accounting principle.

In connection with its audits for the past two fiscal years and review of unaudited financial statements through July 31, 2003, and through the date of dismissal on February 5, 2004, there have been no disagreements with Andersen, Andersen & Strong, LC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to the satisfaction of Andersen, Andersen & Strong, LC, would have caused them to make reference thereto on the financial statements.

During the two most recent fiscal years and through February 5, 2004 there have been no reportable events as set forth in Regulation S-B, Item 304(a)(1)(iv).

The Company has provided Andersen, Andersen & Strong, LC a copy of this Form 8-K and has requested Andersen, Andersen & Strong, LC to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Andersen, Andersen & Strong, LC agrees with the above statements. A copy of the letter provided to the Company by Andersen, Andersen & Strong, LC in response to this request is filed as Exhibit 1 to this Form 8-K.

On February 5, 2004, the Company engaged Madsen & Associates, CPAs, Inc., to audit its financial statements for the year ending October 31, 2003. During the two most recent fiscal years and through February 5, 2004, the Company had not consulted with Madsen & Associates regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company by concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions thereto, or a reportable event, as set forth in Item 304(a)(1)(iv) of Regulation S-B.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (a) Exhibits

    1 Letter of Andersen, Andersen & Strong, LC dated March 23, 2004 regarding the disclosure contained in Item 4 of this report on Form 8-K.

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

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                          New Pacific Ventures, Inc.



Date: March 23, 2004        By /s/Gerry Jardine
                               ________________________
                               Gerry Jardine, President


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